SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549




                          FORM 8-K

                       CURRENT REPORT


                Pursuant to Section 13 of the
               Securities Exchange Act of 1934





                       Date of Report
      (Date of earliest event reported): March 15, 2001

                PRIME RECEIVABLES CORPORATION
     (Originator of the Prime Credit Card Master Trust)

                     7 W. Seventh Street
                   Cincinnati, Ohio  45202
                       (513) 579-7580


 Delaware                31-1359594                 0-21118
(State of              (IRS I.D. No.)           (Commission File
Incorporation)                                  Number)







Item 5. Other Events.

         None.



Item 7. Financial Statements, Pro Forma Financial Information, and
        Exhibits.

        The following Exhibits are filed with this Report:

        99.2    Settlement Statement of the Trust
                for the period ended March 3, 2001
                and the related distributions made
                on March 15, 2001.








    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             PRIME RECEIVABLES CORPORATION



Date:     March 22, 2001                 By: /s/  David W. Dawson
                                              David W. Dawson,
                                                 Treasurer









                      INDEX TO EXHIBITS


Exhibit                                              Sequentially
Number                   Exhibit                     Numbered Page



99.2             Settlement Statement of the Trust
                 for the period ended March 3, 2001
                 and the related distributions made
                 on March 15, 2001.





                        Exhibit 99.2

      Settlement Statement of the Trust for the Period
            Ending March 3, 2001 and the Related
            Distributions made on March 15, 2001.